UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2020
 _____________________________
Medtronic Public Limited Company
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street
Dublin 2, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
Floating Rate Notes due 2021	MDT/21	New York Stock Exchange
0.000% Senior Notes due 2021	MDT/21A	New York Stock Exchange
0.000% Senior Notes due 2022	MDT/22B	New York Stock Exchange
0.375% Senior Notes due 2023	MDT/23B	New York Stock Exchange
0.25% Senior Notes due 2025	MDT/25	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.00% Senior Notes due 2031	MDT/31A	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.50% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.75% Senior Notes due 2049	MDT/49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On May 21, 2020, Medtronic plc (the "Company") issued a press release announcing its fourth quarter and full fiscal year 2020 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01	Other Events

In light of recent developments relating to COVID-19, the Company is supplementing its Risk Factors contained in Item 1A. Risk Factors in its Annual Report on Form 10-K filed on June 21, 2019, to add the following risk factor:

The novel coronavirus disease 2019 (COVID-19) has had and we expect will continue to have an adverse effect on our business, results of operations, financial condition and cash flows, the nature and extent of which are highly uncertain and unpredictable.

The continuing global spread of COVID-19, including corresponding preventative and precautionary measures that we and other businesses, communities and governments are taking to mitigate the spread of the disease, has led to unprecedented restrictions on, disruptions in, and other related impacts on business and personal activities. In particular, our global operations and interactions with healthcare systems, providers and patients around the world expose us to risks associated with public health crises, including epidemics and pandemics such as COVID-19. Further, in addition to travel restrictions put in place in early 2020, countries, states and governments may continue to close borders, impose prolonged quarantines or other restrictions and requirements on travel, and further limit our ability to conduct business in-person as we did prior to COVID-19, requiring businesses, including our business, to use alternative methods of communication. It is likely the COVID-19 pandemic will cause an economic slowdown of potentially extended duration, and it is possible that it could cause a global recession.

Together with the preventative and precautionary measures taken by businesses, communities and governments, as well as the corresponding need to adapt to new and different methods of communication and business dealing, COVID-19 is having, and will likely continue to have, an adverse impact on significant aspects of our company and business, including on demand for and supply of our products, our operations, supply chains and distribution systems, our ability to research and develop and bring to market new products and services, and our ability to generate cash flow, and may have an adverse impact on our ability to access capital. Some of our products are particularly sensitive to reductions in deferrable and emergent medical procedures, and, as hospital systems prioritize treatment of COVID-19 patients and otherwise comply with government guidelines, certain medical procedures have been suspended or postponed in many of the markets where our products are marketed and sold, which has caused a reduction in sales of these products. It is not possible to predict the timing of a broad resumption of deferrable medical procedures and, to the extent individuals are required to continue to de-prioritize, delay or cancel these procedures, our business, cash flows, financial condition and results of operations could continue to be negatively affected. Further, the COVID-19 pandemic is straining hospital systems around the world, resulting in adverse financial impacts to those systems that could result in reduced future expenditures for capital equipment and other products and services we provide, as well as disruption of product launches of our recently approved products. Clinical trials generally have suspended enrollment due to facility closures and governmental restrictions, which we expect will delay the results from those clinical trials and will impact our ability to timely develop and bring to market new products.

In addition, a significant number of our global suppliers, vendors, distributors and manufacturing facilities have been adversely affected by the COVID-19 pandemic, including by adversely impacting the ability of their employees to get to their places of work and maintain the continuity of their on-site operations. These impacts could impair our ability to move our products through distribution channels to end customers, and any such delay or shortage in the supply of components or materials may result in our inability to satisfy consumer demand for our products in a timely manner or at all, which could harm our reputation, future sales and profitability.

In addition, COVID-19 has impacted and may further impact the global economy and capital markets, including by negatively impacting demand for a number of our products, access to capital markets (including the commercial paper market), foreign currency exchange rates, and interest rates, each of which may adversely impact our business and liquidity. We could experience loss of sales and profits due to delayed payments or insolvency of healthcare professionals, hospitals and other customers, suppliers and vendors facing liquidity issues. As a result, we may be compelled to take additional measures to preserve our cash flow.

In addition, COVID-19 could adversely impact our ability to retain key employees and the continued service and availability of skilled personnel necessary to run our complex productions and operations, including our executive officers and other members of our management team, as well as the ability of our third-party suppliers, manufacturers, distributors and vendors to retain their key employees. To the extent our management or other personnel are impacted in significant numbers by COVID-19 and are not available to perform their job duties, we could experience delays in, or the suspension of, our manufacturing operations, research and product development activities, regulatory work streams, clinical development programs and other important commercial functions.

While the impact of COVID-19 has had, and we expect it to continue to have, an adverse effect on our business, results of operations, financial condition and cash flows, the nature and extent of such impact is highly uncertain and unpredictable.

Item 9.01.	Exhibits.

(d) List of Exhibits

Exhibit Number	Description

99.1	Press release of Medtronic plc, dated May 21, 2020
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

Date: May 21, 2020	By	/s/ Karen L. Parkhill
Karen L. Parkhill
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Medtronic plc, dated May 21, 2020
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).